UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 30, 2025

SITIO ROYALTIES CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-41585	88-4140242
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1401 Lawrence Street, Suite 1750 Denver, Colorado 80202
(Address of principal executive office and Zip Code)

(720) 640-7620
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	STR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Principal Accounting Officer
On June 30, 2025, Ward Bass was appointed Chief Accounting Officer of Sitio Royalties Corp. (the “Company”), effective immediately. In addition, Mr. Bass will assume the role of principal accounting officer from Ms. Carrie Osicka, who will remain the Company’s Chief Financial Officer and principal financial officer. Mr. Bass previously served as the Company’s Controller.
Mr. Bass, age 38, has more than 14 years of accounting and financial reporting expertise. He has served as the Company’s Controller since January 2023. Prior to that, he was employed by Kimmeridge Energy Management, LLC as the Assistant Controller of its mineral and royalty interests business from June 2019 to January 2023. He was employed by Resolute Energy Corporation from October 2018 to March 2019 as Operations Accounting Manager. He also worked at Antero Resources Corporation from May 2014 to October 2018 in technical accounting and Securities and Exchange Commission reporting roles. Mr. Bass holds BSBA and MS degrees in accounting from Oklahoma State University. Mr. Bass is a Certified Public Accountant.
In connection with Mr. Bass’s appointment, Mr. Bass’s annual base salary will increase to $350,000.
Other than as disclosed in this Report, there are no arrangements or understandings between Mr. Bass and any other person pursuant to which Mr. Bass was selected as our Chief Accounting Officer. Mr. Bass does not have any family relationship with any director or other officer of the Company or any person nominated or chosen by the Company to become a director or officer. There are no transactions in which Mr. Bass has an interest requiring disclosure under Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sitio Royalties Corp.

Date:	June 30, 2025	By:	/s/ Brett S. Riesenfeld
		Name:	Brett S. Riesenfeld
		Title:	Executive Vice President, General Counsel and Secretary